Vessels, Net	6 Months Ended
Jun. 30, 2026
Property, Plant and Equipment [Abstract]
Vessels, Net
5.	Vessels, Net
The amounts shown in the accompanying unaudited interim condensed consolidated balance sheets are analyzed as follows:

	Vessel cost	Accumulated depreciation	Net book value
Balance, December 31, 2025	94,990,150	(17,342,229)	77,647,921

Depreciation for the period	—	(3,725,214)	(3,725,214)

Acquisition and improvements	22,329,000	—	22,329,000

Balance, June 30, 2026	117,319,150	(21,067,443)	96,251,707

As of June 30, 2026, the Company performed an impairment review of its vessels since the book values of two vessels were substantially higher than their market values. As a result of the impairment review, undiscounted net operating cash flows exceeded each vessel’s carrying value and no impairment loss was recognized for the six-month period ended June 30, 2026.